U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 21, 2001



                               IPOConsulting.net, Inc.
------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Indiana                   X-XXXXX                    35-2144507
------------------------      -------------------        --------------------
(State of Incorporation)      Commission File No.        (IRS Employer
                                                          Identification No.)



 17 N. Governor St., Evansville                                 47711
------------------------------------------------           -------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number,(   812     )     425       -       1050
                               -----------  -------------    ---------------



                       Globalsoft Acquisition Group, Inc.
                             1522 W. Manchester Ave.
                             Los Angeles, CA  90047

                     (Registrant's former name and address)

Item 1.        CHANGES IN CONTROL OF REGISTRANT.

         (a) Pursuant to an Agreement and Plan of Reorganization ("Agreement" or "Reorganization") effective August 20, 2001, IPOConsulting.net, Inc. ("IPOC"), an Indiana corporation, exchanged 5,000 restricted common shares of IPOC for 9,500,000 restricted common shares of Globalsoft Acquisition Group, Inc. ("GLOBAL") with Mark H. Rhynes. As a result of the Reorganization, GLOBAL became a subsidiary of IPOC. The Reorganization was approved by the board of directors of IPOC and GLOBAL on August 20, 2001. Prior to the Reorganization, IPOC had no common shares issued and outstanding. Following the reorganization, IPOC has 5,000 common shares issued and outstanding.

          Upon effectiveness of the Agreement and Plan of Reorganization, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, IPOC became the successor issuer to GLOBAL for reporting purposes under the Securities Exchange of 1934, as amended. The officers, directors and By-laws of IPOC continued without changes as the officers, directors and By-laws of the successor issuer. See Item 5. "Other Events" in this report.

         A copy of the Agreement and Plan of Reorganization is filed as an Exhibit to this Form 8-K Report and is incorporated into this report.

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

         (a) Effective August 20, 2001 IPOConsulting.net, Inc. acquired 9,500,000 common shares of Globalsoft Acquisition Group, Inc. ("GLOBAL"), a Nevada corporation, making GLOBAL a subsidiary of IPOC.

         In evaluating IPOC as a candidate for the business combination, GLOBAL used criteria such as the value of the assets of IPOC, particularly its management and anticipated operations. GLOBAL determined that the consideration for the business combination was reasonable. In evaluating GLOBAL as a candidate for the proposed business combination, IPOC used GLOBAL's status as a reporting company, its lack of operating history and lack of potential related liabilities. IPOC determined that the consideration for the business combination was reasonable.


Item 3.        BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

         The successor issuer registrant's certifying public accounting firm is Stark Tinter & Associates, LLC.

Item 5.        OTHER EVENTS.

         (a) Successor Issuer Election. In accordance with Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, IPOC became the successor issuer to GLOBAL for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

         (b) IPOConsulting.net, Inc., was incorporated in the State of Indiana on July 3, 2001. (See Exhibit 3.0)

Item 6.        RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

         Effective August 20, 2001, Mark H. Rhynes, the sole director and officer of Globalsoft Acquisition Group, Inc., resigned and appointed John Tsai to fill his director and officer positions.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

         Not applicable.

         (b) Pro Forma financial information.

         Not applicable.

         (c) Index to Exhibits.

         Exhibit Number                       Description

             (2.0)                Agreement and Plan of Reorganization

             (3.0)                Articles of Incorporation of
                                  IPOConsulting.net, Inc.

             (3.1)                Certificate of Incorporation of
                                  IPOConsulting.net, Inc.

             (3.2)                By-Laws IPOConsulting.net, Inc.

Item 8.        CHANGES IN FISCAL YEAR.

         The successor issuer registrant's fiscal year ends December 31.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                     IPOCONSULTING.NET, INC.
                                                     Dated: August 20, 2001

                                                     By: /s/ John Tsai
                                                     ---------------------
                                                     John Tsai
                                                     Title: President

EXHIBIT 2.0  AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

         This agreement is entered into the 20th day of August, 2001 between IPOCONSULTING.NET, INC., an Indiana corporation, (herein, "Company") and GLOBALSOFT ACQUISITION GROUP, INC. , a Nevada corporation, (herein, "Global") and MARK H. RHYNES, (herein, "Mark Rhynes"). The Company and Global desire to enter into this Agreement and Plan of Reorganization whereby the Company will acquire voting control, reorganize Global and become a successor issuer to Global's Securities and Exchange Commission ("SEC") reporting obligations as provided for in SEC Rule 12g-3(a).

         For good and valuable consideration, receipt of which is acknowledged the parties agree, represent and warrant the following:

                                 Agreement

A. Exchange of Shares. The Company agrees to exchange 5,000 restricted common shares of the Company for 9,500,000 common shares of Global, which represents 100% of the total capitalization of Global with Mark Rhynes. The Company's common shares will be issued under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended.

B. Reorganization. In connection with a corporate succession transaction Global will become a wholly owned subsidiary of the Company.

C. Representations, Warranties and Covenants of the Company: The Company represents and warrants to Global as of the date hereof and as of the Closing
Date:

         SECTION 1. Enforceability of Agreement Against the Company. The Company has all necessary power and authority to enter into this Agreement to which it is a party, to carry out the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with the respective terms.

         SECTION 2. Incorporation, Authority and Qualification of The Company. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Indiana. The Company has all necessary corporate power and authority to carry on the business now being conducted by it. The Company is duly qualified to do business, and is in good standing, in each jurisdiction, if any, where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary.

         SECTION 3. No Conflict. The execution and delivery by the Company of this Agreement and each Related Document to which the Company is a party has been obtained and all applicable filings and notifications required by law, agreement or otherwise have been made, the performance by the Company of this Agreement and each Related Document to which they are parties will not:

         (a) Violate or conflict with any term or provision of the articles or certificate of incorporation (or other charter documents) of the Company;

         (b) Conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company;

         (c) Conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on any of the assets pursuant to, any assigned contract or any licenses;

         (d) Without limiting the generality of the foregoing, result in the termination, denial or impairment of any material contract, arrangement or benefit granted with respect to the Company's business.

         SECTION 4. Consents, Approvals and Notifications. The execution and delivery by the Company of this Agreement and each Related Document to which it is a party does not, and the performance by it of this Agreement and such Related Documents will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or any other Person with the exception of filings required by the Securities and Exchange Commission, including, but not limited to, a Current Report on Form 8-K which will be filed by the Company on, or before 15 days from the date of closing. The Company will become a successor issuer under Securities and Exchange Commission Rule 12g-3(a) and will elect successor issuer status.

         SECTION 5.  Financial Statements.

                  5.1 The Company agrees to file required audited financial statements and interim financial statements if required prepared in accordance with GAAP on Form 8-K. and assuming the Company will continue as a going concern, are true and correct and present fairly in all material respects the financial condition of the Company and the results of operations and changes in cash flow of the Company for the periods to which each relates.

         SECTION 6. Litigation. There is no claim, action, investigation, arbitration or proceeding pending or, threatened against the Company, or against or relating to any of the assets or the ability of the Company to perform its obligations hereunder, before any arbitrator, judge, court or governmental authority. The Company is not subject to any order, writ judgment, injunction, decree, determination or award of any arbitrator, judge, court or governmental authority.

         SECTION 7. Environmental Matters. The Company has not used any property, real or personal to generate, manufacture, refine, transport, treat, store, handle, or dispose of any hazardous substances except in accordance with all applicable federal and state environmental laws.

         SECTION 8. Taxes. The Company has or will duly file or caused to be filed all federal income tax returns and all other federal, state, county, local or city tax returns which are required to be filed, including, but not limited to, income and employee withholding taxes, and the Company has paid or caused to be paid all taxes shown on said returns or on any tax assessment received by it to the extent that such taxes have become due, or has set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by the Company to be adequate with respect thereto.

         SECTION 9. Absence of Changes. Since the date of the Audited Financial Statements, the Company has operated its business in the ordinary course consistent with past practices and there has not been, except as disclosed in this Agreement or the Exhibits attached hereto:

         i.   any Material Adverse Effect;

         ii. any damage, destruction or loss (whether or not covered by insurance) affecting any tangible asset or property used or useful in the business operations, normal wear and tear excepted;

         iii. any payments, discharges or satisfactions by the Company of any liens, claims, charges or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due) relating to the business operations, other than in the ordinary course of the business and consistent with past practice;

         iv. any licenses, sales, transfers, pledges, mortgages or other dispositions of any tangible or intangible assets having a value over $1,000 (in the aggregate) used or held for use in connection with the operation of the business, other than in the ordinary course of business and consistent with past practice;

         v. any write-offs as uncollectible of any accounts receivable or notes receivable of the operations, or any portion thereof, not provided for in the allowance for uncollectible accounts in the Interim Financial Statements;

         vi. any cancellations of any material debts or claims of, or any amendments, terminations or waivers of any rights of material value to, the business operations;

         vii. any general uniform increase in or change in the method of computing the compensation of employees of the Company who perform services for the benefit of the business operations;

         viii. any material changes in the manner in which the Company extends discount or credits to customers or otherwise deals with customers of its business;

         ix. any material changes in the accounting methods or practices followed by the Company and or any changes in depreciation or amortization policies or rates theretofore adopted;

         x. any capital commitments by the Company and for additions to property, plant or equipment of the business operations;

         xi. any agreements or commitments to merge or consolidate with or otherwise acquire any other corporation, association, firm or other business organization or division thereof;

         xii. any declarations of dividend, payment of any dividend, issuance of any securities, purchase or redemption of any securities, commitments or authorizations for any changes to its Articles of Incorporation or amendments to any by-laws, conversions of any options, warrants or otherwise into common shares;

         xiii. any other material transaction relating to the Company other than in the ordinary course of the business and consistent with past practice; or

         xiv. any agreements or understandings, whether in writing or otherwise, for the Company to take any of the actions specified in items i. through xii. above.

         SECTION 10. Undisclosed Liabilities. The Company does not have any liabilities or obligations of any nature that would be required by GAAP to be reflected in the Financial Statements (subject, in the case of unaudited statements, to normal year-end audit adjustments), except: (a) such liabilities and obligations which are reflected in the Financial Statements, or (b) such liabilities or obligations which were incurred in the ordinary course of business for normal trade or business obligations and are not individually or in the aggregate in excess of $1,000.

         SECTION 11. Compliance with Laws. Except as individually or in the aggregate would not have a Material Adverse Effect, the Company has complied in all respects with all laws of all Governmental Authorities (including all tariff and reporting requirements) with respect to its business operations.

D. Representations, Warranties and Covenants of Global: Global represents and warrants to the Company as of the date hereof and as of the Closing Date:

         SECTION 1. Enforceability of Agreement Against Global. Global has all necessary power and authority to enter into this Agreement to which it is a party, to carry out the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligations of Global enforceable against it in accordance with the respective terms.

         SECTION 2. Shares. Global's shares have been validly issued and are free and clear of all liens, charges, demands or adverse claims or other restrictions on the exercise of any of the attributes of ownership. There are no contracts, arrangements, commitments or restrictions relating to the issuance, sale, transfer or purchase or obtaining of shares or other ownership interests in the Shares, except for this Agreement.

         SECTION 3. Incorporation, Authority and Qualification of Global. Global is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Global has all necessary corporate power and authority to carry on the business now being conducted by it. Global is duly qualified to do business, and is in good standing, in each jurisdiction, if any, where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary. Global is authorized to issue 10,000,000 common shares, par value $0.001 per share. No preferred shares have been authorized or issued. No other classes of stock are authorized or issued except as set forth herein. There are no outstanding options, warrants, rights, director/officer compensation rights, or otherwise, other than those disclosed herein and the financial statements.

         SECTION 4. No Conflict. The execution and delivery by Global of this Agreement and each Related Document to which it is a party have been obtained and all filings and notifications required by law, agreement or otherwise have been made, the performance by Global of this Agreement and each Related Document to which each is a party will not:

         (i) Violate or conflict with any term or provision of the articles or certificate of incorporation (or other charter documents) of Global;

         (ii) Conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Global;

         (iii) Conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on any of the assets pursuant to, any assigned contract or any licenses;

         (vi) Without limiting the generality of the foregoing, result in the termination, denial or impairment of any material contract, arrangement or benefit granted with respect to Global's business, or require the payment of any fees, taxes or assessments.

         SECTION 5. Consents, Approvals and Notifications. The execution and delivery by Global of this Agreement and each Related Document to which it is a party does not, and the performance by it of this Agreement and such Related Documents will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or any other Person, with the exception of filings required by the Securities and Exchange Commission, including, but not limited to, a Current Report on Form 8-K which will be filed by the Company on, or before 15 days from the date of closing.

         SECTION 6.        Financial Statements.

                  6.1 Global has furnished to the Company copies of (a) audited balance sheets of Global and audited statements of income, changes in shareholders' equity and statements of cash flow for the period ending December 31, 2000, together with interim financial statements and the reports and notes thereon, independent certified public accountants (collectively, the "Audited Financial Statements").

                  6.2 The Audited Financial Statements (a) have been prepared in conformity with GAAP applied on a consistent basis from year to year (except as noted otherwise therein); and are true and correct and present fairly in all material respects the financial condition of Global and the results of operations and changes in cash flow of Global for the periods to which each relates.

                  6.3 To the knowledge of Global, the Interim Financial Statements, (a) have been prepared in conformity with GAAP applied on a consistent basis from year to year (except as noted otherwise therein), subject to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of notes (which, if presented, would not differ materially from those included in the Audited Financial Statements), and are true and correct and present fairly in all material respects the financial condition of Global and the results of operations and changes in cash flow of Global for the periods to which each relates.

         SECTION 7. Litigation. There is no claim, action, investigation, arbitration or proceeding pending or, threatened against Global, or against or relating to any of the assets or the ability of it to perform its obligations hereunder, before any arbitrator, judge, court or governmental authority. Global is not subject to any order, writ judgment, injunction, decree, determination or award of any arbitrator, judge, court or governmental authority.

         SECTION 8. Contracts. To the extent applicable, Exhibit "A" contains an accurate and complete list of all written and oral agreements and contracts in effect on the date of this Agreement to which Global is a party in connection with the business operations or by which any of its properties or assets relating to the operation are bound. The are no contracts in formation or which are capable of subsequent formation as a result of future satisfied conditions. Global has made available to the Company true and complete copies of the contracts (including any amendments or modifications thereto).

         SECTION 9. Environmental Matters. Global has not used any property, real or personal to generate, manufacture, refine, transport, treat, store, handle, or dispose of any hazardous substances except in accordance with all applicable federal and state environmental laws.

         SECTION 10. Taxes. Global has or will duly file or caused to be filed all federal income tax returns and all other federal, state, county, local or city tax returns which are required to be filed, including, but not limited to, income and employee withholding taxes, and it has paid or caused to be paid all taxes shown on said returns or on any tax assessment received by it to the extent that such taxes have become due, or has set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it to be adequate with respect thereto.

         SECTION 11. Absence of Changes. Since the date of the Audited Financial Statements, including its interim unaudited financial statements filed on Form 10-QSB with the Securities and Exchange Commission, Global has operated its business in the ordinary course consistent with past practices and there has not been, except as disclosed in this Agreement or the Exhibits attached hereto:

         i.   any Material Adverse Effect;

         ii. any damage, destruction or loss (whether or not covered by insurance) affecting any tangible asset or property used or useful in the business operations, normal wear and tear excepted;

         iii. any payments, discharges or satisfactions by it of any liens, claims, charges or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due) relating to the business operations, other than in the ordinary course of the business and consistent with past practice;

         iv. any licenses, sales, transfers, pledges, mortgages or other dispositions of any tangible or intangible assets having a value over $1,000 (in the aggregate) used or held for use in connection with the operation of the business, other than in the ordinary course of business and consistent with past practice;

         v. any write-offs as uncollectible of any accounts receivable or notes receivable of the operations, or any portion thereof, not provided for in the allowance for uncollectible accounts in the Interim Financial Statements;

         vi. any cancellations of any material debts or claims of, or any amendments, terminations or waivers of any rights of material value to, the business operations;

         vii. any general uniform increase in or change in the method of computing the compensation of employees of it who perform services for the benefit of the business operations;

         viii. any material changes in the manner in which Global extends discount or credits to customers or otherwise deals with customers of its business;

         ix. any material changes in the accounting methods or practices followed by Global and or any changes in depreciation or amortization policies or rates theretofore adopted;

         x. any capital commitments by Global and for additions to property, plant or equipment of the business operations;

         xi. any agreements or commitments to merge or consolidate with or otherwise acquire any other corporation, association, firm or other business organization or division thereof;

         xii. any declarations of dividend, payment of any dividend, issuance of any securities, purchase or redemption of any securities, commitments or authorizations for any changes to its Articles of Incorporation or amendments to any by-laws, conversions of any options, warrants or otherwise into common shares.

         xiii. any other material transaction relating to Global other than in the ordinary course of the business and consistent with past practice; or

         xiv. any agreements or understandings, whether in writing or otherwise, for Global to take any of the actions specified in items i. through
xii. above.

         SECTION 12. Undisclosed Liabilities. Global does not have any liabilities or obligations of any nature that would be required by GAAP to be reflected in the Financial Statements (subject, in the case of unaudited statements, to normal year-end audit adjustments), except: (a) such liabilities and obligations which are reflected in the Financial Statements, or (b) such liabilities or obligations which were incurred in the ordinary course of business for normal trade or business obligations and are not individually or in the aggregate in excess of $1,000.00.

         SECTION 13. Compliance with Laws. Except as individually or in the aggregate would not have a Material Adverse Effect, Global has complied in all respects with all laws of all Governmental Authorities (including all tariff and reporting requirements) with respect to its business operations.

         SECTION 14. Change in Control of Global. The Global's Board of Directors will nominate John Tsai as a successor director and President of Global, effective at closing.

E.     Miscellaneous Provisions.

         SECTION 1. Conditions to Closing

                  1.1 Conditions to Obligations of the Company. The obligations of the Company to consummate the exchange of the shares shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any one of which may be waived by Global without waiver of any other rights or remedies which Global may have under this Agreement:

                           i. The Company's Closing Documents.  At the
Closing, Global shall have executed and/or delivered the following Related Documents to which it is a party or for which it is responsible: (1) This Agreement, and (2) delivery of common shares of Global.

                  1.2 Conditions to Obligations of Global. The obligations of Global to consummate the sale of the shares contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any one of which may be waived by the Company without waiver of any other rights or remedies which the Company may have under this Agreement.

                  i. Closing Documents. At the Closing, The Company shall have executed and/or delivered this Agreement and delivered the common shares of the Company to Global.

         SECTION 2. Indemnification.

                  2.1 Survival. All representations and warranties and covenants and agreements contained herein shall survive the execution of hereof and the Closing Date. Any investigations by or on behalf of any party shall not constitute a waiver as to enforcement of any representation, warranty or covenant contained in this Agreement. No notice or information delivered by one party shall affect the other party's right to rely on any representation or warranty made by the party delivering the notice or information or relieve that party of any obligations under this Agreement as the result of a breach of any of its representations and warranties.

         SECTION 3.  General Provisions.

                  3.1 Headings and Interpretation. The headings used in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any term or provision of this Agreement.

                  3.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

                  3.3 Entire Agreement. This Agreement represents the entire understanding of the parties with reference to the matters set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications and prior agreements among the parties relating to the subject matter herein.

                  3.4 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.

                  3.5 Applicable Law. This Agreement shall be governed by the substantive laws of the State of Indiana, without regard to its conflict of laws provisions.

                  3.6 Counterparts and Facsimile Transmission Copies of Originals. This Agreement may be executed in several original or facsimile copy counterparts and all so executed and transmitted shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart. Facsimile transmitted signatures shall be deemed valid as though they were originals and the parties may perform any and all obligations and duties in reliance on the facsimile copies.

                  3.7 Further Assurances, Additional Documents, Etc. The parties will cooperate with each other to accommodate the intent of this agreement. Global will provide the Company with all financial records of Global so that there will be a seamless financial transition.

                  IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Stock Purchase Agreement as of the date first written above.

IPOCONSULTING.NET, INC.                   GLOBALSOFT ACQUISITION GROUP, INC.


/s/ John Tsai                             /s/ Mark H. Rhynes
-----------------------                   -----------------------------------
By: John Tsai                             By: Mark H. Rhynes
Title: President                          Title: President, Chief Executive
                                          Officer, Treasurer and Director

Address:                                  /s/ Mark H. Rhynes
IPOCONSULTING.NET, INC.                   -----------------------------------
17 N. Governor St.                        By: Mark H. Rhynes, Personally
Evansville, IN 47711
                                          Address:
                                          MARK H. RHYNES and
                                          GLOBALSOFT ACQUISITION GROUP, INC.
                                          1522 W. Manchester Ave.
                                          Los Angeles, CA 90047

EXHIBIT 3.0  ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION                     SUE ANNE GILROY
State Form 4159 (R10 / 8-95)                  SECRETARY OF STATE
Approved by State Board of Accounts 1995      	CORPORATIONS DIVISION
                                              302 W. Washington St., Rm. E018
                                              Indianapolis, IN  46204
                                              Telephone: (317) 232-6576

INSTRUCTIONS:  Use 8 1/2" x 11" white paper     Indiana Code 23-1-21-2
                 for inserts.                 FILING FEE:  $90.00
               Present original and two (2) copies to address in upper right
                 Corner of this form.
               Please TYPE or PRINT
               Upon completion of filing, the Secretary of State will issue
                 A receipt.

                             ARTICLES OF INCORPORATION
                             -------------------------

The undersigned, desiring to form a corporation (hereinafter referred to as "Corporation") pursuant to the provisions of:

X  Indiana Business Corporation Law        Indiana Professional Corporation
                                           Act 1983, Indiana Code 23-1.5-1-1,
   As amended, executes the following      et seq. (Professional corporations
   Articles of Incorporation:              must include Certificate of
                                           Registration.)

                        ARTICLE I - NAME AND PRINCIPAL OFFICE
                        -------------------------------------

Name of Corporation (the name must include the word "Corporation", "Incorporated", "Limited", "Company" or an abbreviation thereof.)

     IPOConsulting.net, Inc.

Principal Office:  The address of the principal office of the Corporation is:
Post office address                 City                   State   Zip code
17 N. Governor St.                  Evansville             IN      47711

                      ARTICLE II - REGISTERED OFFICE AND AGENT
                      ----------------------------------------
Registered Agent: The name and street address of the Corporation's Registered Agent and Registered Office for service of process are:
Name of Registered Agent
  John Tsai

Address of Registered Office
(street or building)                City                   State   Zip code
  2716 Timber Park Dr.              Evansville             IN      47715

                         ARTICLE III - AUTHORIZED SHARES
                         -------------------------------

     Number of shares the Corporation is authorized to issue:
                            Please See Exhibit A
        If there is more than one class of shares, shares with rights and preferences, list such information as "Exhibit A."

                            ARTICLE IV - INCORPORATORS
                            --------------------------
     [the name(s) and address(es) of the incorporators of the corporation]
                       NUMBER AND STREET
  NAME                   OR BUILDING              CITY        STATE  ZIP CODE
Joh Tsai              17 N. Governor St.       Evansville       IN   47711

  In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalities of perjury, that the statements contained herein are true,
     This 1st day of July   2000.

Signare /s/ John Tsai                     Printed Name
                                          John Tsai

Signature                                 Printed Name

Signature                                 Printed Name

This instrument was prepared by: (name)
John Tsai

Address (number, street, city and state)                       ZIP code
  17 N. Governor St., Evansville, IN                           47711

                                  EXHIBIT A
                                  ---------

ARTICLE III - AUTHORIZED SHARES

  2 million Preferred shares par value $0.01

 16 million Common shares par value $0.01

EXHIBIT 3.2  Certificate of Incorporation

                                State of Indiana

                       Office of the Secretary of State

                                      of

                       IPOConsulting.net, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.






NOW, THEREFORE, with this document I certify that said transaction will become effective Thursday, July 03, 2001.


[SEAL] In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, July 3, 2001.

                                     /s/ Sue Anne Gilroy

                                     SUE ANNE GILROY,
                                     SECRETARY OF STATE

EXHIBIT 3.2  By-Laws

                             IPOConsulting.net, Inc.
                            (An Indiana Corporation)

                                    BYLAWS


ARTICLE ONE:  NAME AND OFFICES

1.01 Name. The name of the Corporation is IPOConsulting.net, Inc., hereinafter referred to as the "Corporation"

1.02 Registered Office and Agent. The Corporation shall establish, designate and maintain a registered office and agent in the State of Indiana. The registered office of the Corporation shall be at 2716 Timber Park Dr., Evansville, IN 47715.

1.03 Change of Registered Office or Agent. The Corporation may change its registered office or change its registered agent, or both, as the Board of Directors may from time to time determine.

1.04 Other Offices. The Corporation may have offices at such places both within and without the State of Indiana, or within or without the United States and in any foreign countries as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE TWO:  SHAREHOLDERS

2.01 Place of Meetings. All meetings of the Shareholders for the election of Directors and for any other purpose may be held at such time and place, within or without the State of Indiana, as stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 Annual Meeting. An annual meeting of the Shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held each year on the first Monday in January, beginning in 2002, or such other date as may be selected by the Board of Directors from time to time. At the meeting, the Shareholders shall elect Directors and transact such other business as may properly be brought before the meeting.

2.03 Special Meeting. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, or by these Bylaws, may be called by the President, the Secretary, the Board of Directors, or the holders of not less than one tenth of all the shares entitled to vote at the meeting. Business transacted at a special meeting shall be confined to the subjects stated in the notice of the meeting.

2.04 Notice. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

2.05 Voting List. At least ten days before each meeting of Shareholders a complete list of the Shareholders entitled to vote at such meeting, arranged in alphabetical order and setting forth the address of each and the number of voting shares held by each, shall be prepared by the Officer or agent having charge of the stock transfer books. Such list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder during the whole time of the meeting.

2.06 Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum is not present or represented at a meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.07 Majority Vote: Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Articles of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

2.08 Method of Voting. Each outstanding share, regardless of class, shall be entitled to one vote on each matter subject to a vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. The Board of Directors may, in the future, at their discretion, direct that voting be cumulative, according to any plan adopted by the Board. At any meeting of the Shareholders, every Shareholder having the right to vote may vote either in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact.

No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law. Each proxy shall be filed with the Secretary of the

Corporation prior to, or at the time of, the meeting. Voting for Directors shall be in accordance with Section 3.06 of these Bylaws. Any vote may be taken via voice or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used. Cumulative voting is not prohibited.

2.09 Record Date: Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to notice of, or to vote at, a meeting of Shareholders, such record date to be not less than ten nor more than sixty days prior to such meeting; or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

2.10 Action Without Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of Shareholders or any action which may be taken at any annual or special meeting of Shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

Such consent or consents shall have the same force and effect as the requisite vote of the Shareholders at a meeting. The signed consent or consents, or a copy or copies thereof, shall be placed in the minute book of the Corporation. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the requisite written consent or consents of the Shareholders, if applicable. A telegram, telex, cablegram, or similar transaction by a Shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a Shareholder, shall be regarded as signed by the Shareholder for purposes of this Section 2.10.

2.11 Order of Business at Meetings. The order of business at annual meetings, and so far as practicable at other meetings of Shareholders, shall be as follows unless changed by the Board of Directors:

     (a)     Call to order
     (b)     Proof of due notice of meeting
     (c)     Determination of quorum and, if necessary, examination of proxies
     (d)     Announcement of availability of voting list (See Bylaw 2.05)
     (e)     Announcement of distribution of annual reports (See Bylaw 8.03)
     (f)     Reading and disposing of minutes of last meeting of Shareholders
     (g)     Reports of Officers and committees, if deemed necessary
     (h)     Appointment of voting inspectors
     (I)     Unfinished business
     (j)     New business
     (k)     Nomination of Directors
     (l)     Opening of polls for voting
     (m)     Recess

     (n)     Reconvening; closing of polls
     (o)     Report of voting inspectors
     (p)     Other business
     (q)     Adjournment

ARTICLE THREE:  DIRECTORS

3.01 Management. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by statute or by the Articles of Incorporation or by these Bylaws, directed or required to be exercised or done by the Shareholders.

3.02 Number; Qualification; Election; Term. The Board of Directors shall consist of not less than one member nor more than five members; provided however, the Board of Directors in effect as of the date of effectiveness of these Bylaws consists of three members. A Director need not be a Shareholder or resident of any particular state or country. The Directors shall be elected at the annual meeting of the Shareholders, except as provided in Bylaw

3.03 and 3.05. Each Director elected shall hold office until his successor is elected and qualified. Each person elected as a Director shall be deemed to have qualified unless he states his refusal to serve shortly after being notified of his election.

3.03 Change in Number. The number of Directors may be increased or decreased from time to time by amendment to the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the Board of Directors for a term of office continuing only until the next election of one or more Directors by the Shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of Shareholders.

3.04 Removal. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders by the affirmative vote of a majority, in number of shares, of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director if notice of intention to act upon such matter is given in the notice calling such meeting.

3.05 Vacancies. Any unfilled directorship position, or any vacancy occurring in the Board of Directors (by death, resignation, removal or otherwise), shall be filled by an affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors.

A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, except that a vacancy occurring due to an increase in the number of Directors shall be filled in accordance with Section
3.03 of these Bylaws.

3.06    Election of Directors.  Directors shall be elected by majority vote.

3.07 Place of Meeting. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Indiana.

3.08 First Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of Shareholders, and at the same place, unless the Directors change such time or place by unanimous vote.

3.09 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as determined by the Board of Directors.

3.10 Special Meetings. Special meetings of the Board of Directors may be called by the President or by any Director on three days notice to each Director, given either personally or by mail or by telegram. Except as otherwise expressly provided by statute, or by the Articles of Incorporation, or by these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in a notice or waiver of notice.

3.11 Majority Vote. At all meetings of the Board of Directors, a majority of the number of Directors then elected and qualified shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws.

If a quorum is not present at a meeting of the Board of Directors, the Directors present thereat my adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Each Director who is present at a meeting will be deemed to have assented to any action taken at such meeting unless his dissent to the action is entered in the minutes of the meeting, or unless he files his written dissent thereto with the Secretary of the meeting or forwards such dissent by registered mail to the Secretary of the Corporation immediately after such meeting.

3.12 Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance of each meeting of the Board of Directors, or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of any executive, special or standing committees established by the Board of Director, may, by resolution of the Board of Directors, be allowed like compensation and expenses for attending committee meetings.

3.13 Procedure. The Board of Directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the Corporation.

3.14    Interested Directors, Officers and Shareholders.

        (a) If Paragraph (b) is satisfied, no contract or other transaction between the Corporation and any of its Directors, Officers or Shareholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be invalid solely because of such relationship or because of the presence of such Director, Officer or Shareholder at the meeting authorizing such contract or transaction, or his participation in such meeting or authorization.

        (b)  Paragraph (a) shall apply only if:

        (1) The material facts of the relationship or interest of each such Director, Officer or Shareholder are known or disclosed:

             (A) To the Board of Directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the Directors present, each such interested Director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

             (B) To the Shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for a quorum and voting purposes; or

        (2) The contract or transaction is fair to the Corporation as of the time it is authorized or ratified by the Board of Directors, a committee of the Board or the Shareholders.

        (c) This provision shall not be construed to invalidate a contract or transaction which would be valid in the absence of this provision.

3.15 Certain Officers. The President shall be elected from among the members of the Board of Directors.

3.16 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors. Such consent shall have the same force and effect as unanimous vote of the Board of Directors at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book of the Corporation. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

ARTICLE FOUR:  EXECUTIVE COMMITTEE

4.01 Designation. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee from among its members.

4.02 Number; Qualification; Term. The Executive Committee shall consist of one or more Directors. The Executive Committee shall serve at the pleasure of the Board of Directors.

4.03 Authority. The Executive Committee shall have and may exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation except where action of the full Board of Directors is required by statute or by the Articles of Incorporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it; except that the Executive Committee shall not have authority to amend the Articles of Incorporation; approve a plan of merger or consolidation; recommend to the Shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation other than in the usual and regular course of its business; recommend to the Shareholders the voluntary dissolution of the Corporation; amend, alter, or repeal the Bylaws of the Corporation or adopt new Bylaws for the Corporation; fill any vacancy in the Board of Directors or any other corporate committee; fix the compensation of any member of any corporate committee; alter or repeal any resolution of the Board of Directors; declare a dividend; or authorized the issuance of shares of the Corporation. Each Director shall be deemed to have assented to any action of the Executive Committee unless, within seven days after receiving actual or constructive notice of such action, he delivers his written dissent thereto to the Secretary of the Corporation.

4.04 Change in Number. The number of Executive Committee members may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the Board of Directors.

4.05 Removal. Any member of the Executive Committee may be removed by the Board of Directors by the affirmative vote of a majority of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby.

4.06 Vacancies. A vacancy occurring in the Executive Committee (by death, resignation, removal or otherwise) shall be filled by the Board of Directors in the manner provided for original designation in Section 4.01 above.

4.07 Meetings. Time, place and notice, if any, of Executive Committee meetings shall be as determined by the Executive Committee.

4.08 Quorum: Majority Vote. At meetings of the Executive Committee, a majority of the members shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of he Executive Committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the Executive Committee, the members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.09 Compensation. By resolution of the Board of Directors, the members of the Executive Committee may be paid their expenses, if any, of attendance at each meeting of the Executive Committee and may be paid a fixed sum for attendance at each meeting of the Executive Committee or a stated salary as a member thereof. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving compensation therefor.

4.10 Procedure. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the Executive Committee shall be placed in the minute book of the Corporation.

4.11 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Executive Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Executive Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

4.12 Responsibility. The designation of an Executive Committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

ARTICLE FIVE:  NOTICE

5.01 Method. Whenever by statute or the Articles of Incorporation or these Bylaws notice is required to be given to any Director or Shareholder and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given:

        (a) in writing, by mail, postage prepaid, addressed to such Director or Shareholder at such address as appears on the books of the Corporation; or

        (b) by any other method permitted by law.

Any notice required or permitted to be given by mail shall be deemed to be given at the time it is deposited in the United States mail.

5.02 Waiver. Whenever, by statute or the Articles of Incorporation or these Bylaws, notice is required to be given to a Shareholder or Director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

5.03 Telephone Meetings. Shareholders, Directors, or members of any committee, may hold any meeting of such Shareholders, Directors, or committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other. Actions taken at such meeting shall have the same force and effect as a vote at a meeting in person. The Secretary shall prepare a memorandum of the actions taken at conference telephone meetings.

ARTICLE SIX:  OFFICERS AND AGENTS

6.01    Number:  Qualification: Election:  Term.

        (a)  The Corporation shall have:

                (1) A Chairman of the Board (should the Board of Directors so choose to select), a President, a Vice-President, a Secretary and a Treasurer, and

                (2) Such other Officers (including one or more Vice-Presidents, and assistant Officers and agents) as the Board of Directors authorizes from time to time.

        (b) No Officer or agent need be a Shareholder, a Director or a resident of Indiana except as provided in Sections 3.15 and 4.02 of these Bylaws.

        (c) Officers named in Section 6.01(a)(1) above shall be elected by the Board of Directors on the expiration of an Officer's term or whenever a vacancy exists. Officers and agents named in Section
             6.01 (a)(2) may be elected by the Board of Directors at any meeting.

        (d) Unless otherwise specified by the Board at the time of election or appointment, or in an employment contract approved by the Board, each Officer's and agent's term shall end at the first meeting of Directors after the next annual meeting of Shareholders. He shall serve until the end of his term or, if earlier, his death, resignation or removal.

        (e)  Any two or more offices may be held by the same person.

6.02 Removal and Resignation. Any Officer or agent elected or appointed by the Board of Directors may be removed with or without cause by a majority of the Directors at any regular or special meeting of the Board of Directors.
Any Officer may resign at any time by giving written notice to the Board of Directors or to the President or Secretary.

        Any such resignation shall take effect upon receipt of such notice if no date is specified in the notice, or, if a later date is specified in the notice, upon such later date; and unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective. The removal of any Officer or agent shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer or agent shall not of itself create contract rights.

6.03 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) may be filled by the Board of Directors.

6.04 Authority. Officers shall have full authority to perform all duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors from time to time not inconsistent with these Bylaws.

6.05 Compensation. The compensation of Officers and agents shall be fixed from time to time by the Board of Directors.

6.06 Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be assigned to him by the Board of Directors or prescribed by the Bylaws.

6.07 Executive Powers. The Chairman of the Board, if any, and the President of the Corporation respectively, shall, in the order of their seniority, unless otherwise determined by the Board of Directors or otherwise are positions held by the same person, have general and active management of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.

        They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe. Within this authority and in the course of their respective duties the Chairman of the Board, if any, and the President of the Corporation, respectively, shall have the general authority to:

        (a) Conduct Meetings. Preside at all meetings of the Shareholders and at all meetings of the Board of Directors, and shall be ex official members of all the standing committees, including the Executive Committee, if any.

        (b) Sign Share Certificates. Sign all certificates of stock of the Corporation, in conjunction with the Secretary or Assistant Secretary, unless otherwise ordered by the Board of Directors.

        (c) Execute Instruments. When authorized by the Board of Directors or required by law, execute, in the name of the Corporation, deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing, and unless the Board of Directors orders otherwise by resolution, make such contracts as the ordinary conduct of the Corporation's business requires.

        (d) Hire and Discharge Employees. Subject to the approval of the Board of Directors, appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents, employees and clerks of the Corporation other than the duly appointed Officers, and, subject to the direction of the Board of Directors, control all of the Officers, agents and employees of the Corporation.

6.08 Vice-Presidents. The Vice-Presidents, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.09 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the Shareholders and record all votes and minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the Executive Committee when required. He shall:

        (a) give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board of Directors;

        (b) keep in safe custody the Seal of the Corporation and, when authorized by the Board of Directors or the Executive Committee, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. He shall be under the supervision of the senior Officers of the Corporation;

        (c) perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.10 Assistant Secretaries. The Assistant Secretaries, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and have the authority and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.11    Treasurer.  The Treasurer shall:

        (a) have the custody of the corporate funds and securities and shall keep full and accurate accounts of all income, expense, receipts and disbursement of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

        (b) disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and


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        (c)  render to the senior Officers of the Corporation and Directors, at the regular meeting of the Board, or whenever they may request it, accounts of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, he shall:

        (a) give the Corporation a bond in such form, in such sum, and with such surety or sureties as satisfactory the Board, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, paper, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

        (b) perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.12 Assistant Treasurers. The Assistant Treasurers, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

ARTICLE SEVEN:  CERTIFICATE AND TRANSFER REGULATIONS

7.01 Certificates. Certificates in such form as may be determined by the Board of Directors shall be delivered, representing all shares to which Shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Indiana, the holder's name, the number and class of shares, the par value of such shares or a statement that such shares are without par value, and such other matters as may be required by law.

        They shall be signed by the President or a vice-president and either the Secretary or Assistant Secretary or such other Officer or Officers as the Board of Directors designates, and may be sealed with the Seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any such Officer may be a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any such Officer may be a facsimile thereof.

7.02 Issuance of Certificates. Shares both treasury and authorized but unissued may be issued for such consideration (not less than par value) and to such persons as the Board of Directors determines from time to time. Shares

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may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. In addition, Shares shall not be issued or transferred until such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation, the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

7.03    Legends on Certificates.

        (a) Shares in Classes or Series. If the Corporation is authorized to issue shares of more than one class, the certificates shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations relative rights of the shares of such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

        (b) Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof may be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business, or refer to such restriction in any other manner permitted by law.

        (c) Preemptive Rights. Any preemptive rights of a Shareholder to acquire unissued or treasury shares of the Corporation which are or may at any time be limited or denied by the Articles of Incorporation may be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any Shareholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State, or refer to

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             such denial of preemptive rights in any other manner permitted by law.

        (d) Unregistered Securities. Any security of the Corporation, including, among others, any certificate evidencing shares of the Common Stock or warrants to purchase Common Stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the securities laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, if required by the Corporation, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the securities laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS SUCH OFFER, SALE OR TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE BLUE SKY LAWS. ANY OFFER, SALE OR TRANSFER OF THESE SECURITIES MAY NOT BE MADE WITHOUT THE PRIOR WRITTEN APPROVAL OF THE CORPORATION".

7.04    Payment of Shares.

        (a) Kind. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation) or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment for shares.


        (b) Valuation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

        (c) Effect. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

        (d) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between Stated Capital and Capital Surplus accounts.

7.05 Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions for shares shall be paid in full at such time or in such installments and at such times as determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same series. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

7.06 Lien. For any indebtedness of a Shareholder to the Corporation, the Corporation shall have a first and prior lien on all shares of its stock owned by him and on all dividends or other distributions declared thereon.

7.07 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate.

        (a) Claim. Submits proof in affidavit form that it has been lost, destroyed or wrongfully taken; and

        (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

        (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, if the Corporation so requires, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction, or theft of the certificate; and

        (d) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.

        When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record shall be precluded from making any claim against the Corporation for the transfer or for a new certificate.

7.08 Registration of Transfer. The Corporation shall register the transfer of a certificate for shares presented to it for transfer if:

        (a) Endorsement. The certificate is properly endorsed by the registered owner or by his duly authorized attorney; and

        (b) Guaranty and Effectiveness of Signature. If required by the Corporation, the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

        (c) Adverse Claims. The Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

        (d) Collection of Taxes. Any applicable law relating to the collection of taxes has been complied with.

7.09 Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner or holder of a written proxy from such registered owner as the person exclusively entitled to vote, to receive notices and otherwise exercise all the rights and powers of a Shareholder.

7.10 Preemptive Rights. No Shareholder or other person shall have any preemptive rights of any kind to acquire additional, unissued or treasury shares of the Corporation, or securities of the Corporation convertible into, or carrying rights to subscribe to or acquire, shares of any class or series of the Corporation's capital stock, unless, and to the extent that, such rights may be expressly granted by appropriate action.

ARTICLE EIGHT:  GENERAL PROVISIONS

8.01    Dividends and Reserves.

        (a) Declaration and Payment. Subject to statute and the Articles of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property or in shares of the Corporation. The declaration and payment shall be at the discretion of the Board of Directors.

        (b) Record Date. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

        (c) Reserves. By resolution, the Board of Directors may create such reserve or reserves out of the Earned Surplus of the Corporation as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose they think beneficial to the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

8.02 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of the shares held by each.

8.03 Annual Reports. The Board of Directors shall cause such reports to be mailed to Shareholders as the Board of Directors deems to be necessary or desirable from time to time.

8.04 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors designates from time to time.

8.05 Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

8.06 Seal. The Corporation Seal (of which there may be one or more examples)may contain the name of the Corporation and the name of the state of incorporation. The Seal may be used by impressing it or reproducing a facsimile of it, or otherwise. Absence of the Corporation Seal shall not affect the validity or enforceability or any document or instrument.

8.07    Indemnification.

        (a) The Corporation shall have the right to indemnify, to purchase indemnity insurance for, and to pay and advance expenses to, Directors, Officers and other persons who are eligible for, or entitled to, such indemnification, payments or advances, in accordance with and subject to the provisions of Indiana law, to the extent such indemnification, payments or advances are either expressly required by such provisions or are expressly authorized by the Board of Directors within the scope of such provisions. The right of the Corporation to indemnify such persons shall include, but not limited to, the authority of the Corporation to enter into written agreements for indemnification with such persons.

        (b) To the fullest extent permitted by, and in the manner permissible under the laws of the State of Indiana, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or served any other enterprise as director, officer or employee at the request of the Corporation. The Board of Directors, in its discretion, shall have the power on behalf of the Corporation to indemnify any person, other than a director or officer, made a party to any action, suit, or proceeding by reason of the fact that he/she is or was an employee of the Corporation. A Director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the Director's capacity as a Director, except that this provision does not eliminate or limit the liability of a Director to the extent the Director is found liable for:

             (1) a breach of the Director's duty of loyalty to the Corporation or its shareholders;

             (2) an act or omission not in good faith that constitutes a breach of duty of the Director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;

             (3) a transaction from which the Director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the Director's office; or

             (4) an act or omission for which the liability of a Director is expressly provided by an applicable statute.

8.08 Amendment of Bylaws. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present thereat, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of such meeting.

8.09 Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these Bylaws are ever finally determined to be invalid or inoperative, then, so far as is reasonable and possible:

        (a)  The remainder of these Bylaws shall be valid and operative; and

        (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

8.10 Table of Contents; Headings. The table of contents and headings are for organization, convenience and clarity. In interpreting these Bylaws, they shall be subordinated in importance to the other written material.

Signed for Identification,

IPOConsulting.net, Inc.
An Indiana Corporation



BY: /s/   John Tsai
    -------------------------------------------
    Its:  Chairperson of the Board of Directors

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